SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K 12G3

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 12, 2002 (August 1, 2002)

Date of Report (Date of earliest event reported)

COMMUNITY FIRST, INC.

(Exact name of registrant as specified in its charter)

Tennessee		04-3687717

(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

501 S. James Campbell Boulevard, Columbia, TN 38402

(Address of principal executive offices, including zip code)

(931) 380-2265

(Registrant’s telephone number, including area code)

SIGNATURES
EXHIBIT INDEX
Agreement and Plan of Share Exchange
Articles of Share Exchange
Amendment to Agreement & Plan of Share Exchange
Charter of Incorporation of Registrant
Bylaws of Registrant

ITEM 5.  OTHER EVENTS

     Community First, Inc., a Tennessee corporation (the “Registrant”), was organized to become the parent of Community First Bank & Trust, a Tennessee state-chartered bank (the “Bank”), in order to effectuate a holding company organizational structure in accordance with the Tennessee Banking Act, the Tennessee Business Corporation Act and the Bank Holding Company Act of 1956.

     The holding company organizational structure was effected pursuant to the Agreement and Plan of Share Exchange (the “Share Exchange Agreement”) by and among the Registrant and the Bank and the Articles of Share Exchange (the “Articles” and collectively with the Share Exchange Agreement, the “Exchange Agreements”) by and between the Bank and the Registrant. The Exchange Agreements provided for the Registrant to be the sole shareholder of the Bank (the “Exchange”). The Exchange was consummated on August 1, 2001.

     By virtue of the Exchange, all of the Bank’s outstanding capital stock was converted, on a share-for-share basis, into capital stock of the Registrant, and the Registrant became the sole shareholder of the Bank. As a result, each stockholder of the Bank became the owner of an identical number of shares of capital stock of the Registrant. Additionally, each outstanding option to purchase shares of the Bank’s common stock was converted, or will be converted into, an option to purchase, upon the same terms and conditions, an identical number of shares of the Registrant’s common stock.

     The conversion of shares of capital stock in the Exchange occurred without an exchange of certificates. Accordingly, certificates formerly representing shares of outstanding capital stock of the Bank are deemed to represent the same number of shares of capital stock of the Registrant.

     In the Exchange, each stockholder received securities of the same class, evidencing the same proportional interests in the Registrant and having substantially the same designations, rights, powers, preferences, qualifications, limitations and restrictions, as those that the stockholder held in the Bank. Pursuant to the Tennessee Business Corporation Act, the provisions of the charter of incorporation and bylaws of the Registrant are substantially identical to those of the Bank prior to the Exchange. The designations, rights, powers and preferences of the capital stock of the Registrant and the qualifications, limitations and restrictions thereof are also substantially identical to those of the Bank’s capital stock immediately prior to the Exchange. The directors of the Registrant are the same individuals who were directors of the Bank immediately prior to the Exchange. The president of the Bank serves as the secretary of the Registrant, and the chief executive officer of the Bank serves as the president of the Registrant.

     Upon consummation of the Exchange, the Registrant’s common stock was deemed to be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder. For purposes of Rule 12g-3(a) the Registrant is the successor issuer to the Bank.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  None.

     (b)  None.

     (c)  Exhibits:

The following exhibits are filed with this report on Form 8-K:

2.1 Agreement and Plan of Share Exchange, dated as of April 16, 2002, by and between the Registrant and the Bank.

2.2 Articles of Share Exchange, dated as of April 16, 2002, by and between the Registrant and the Bank.

2.3 Amendment to the Agreement and Plan of Share Exchange, dated as of August 1, 2002, by and between the Registrant and the Bank.

3.1 Charter of Incorporation of Registrant filed with the Tennessee Secretary of State on April 9, 2003.

3.2 Bylaws of Registrant.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 12, 2002	COMMUNITY FIRST, INC.

	By:	/s/ Marc R. Lively Marc R. Lively, President

EXHIBIT INDEX

2.1 Agreement and Plan of Share Exchange, dated as of April 16, 2002, by and between the Registrant and the Bank.

2.2 Articles of Share Exchange, dated as of April 16, 2002, by and between the Registrant and the Bank.

2.3 Amendment to the Agreement and Plan of Share Exchange, dated as of August 1, 2002, by and between the Registrant and the Bank.

3.1 Charter of Incorporation of Registrant filed with the Tennessee Secretary of State on April 9, 2003.

3.2 Bylaws of Registrant.